                                  EXHIBIT 99.2

                             LETTER OF TRANSMITTAL

                           RURAL CELLULAR CORPORATION

                   OFFER TO EXCHANGE ITS REGISTERED SERIES B
                  11 3/8% SENIOR EXCHANGEABLE PREFERRED STOCK
                  FOR ANY AND ALL OF ITS OUTSTANDING SERIES A
                  11 3/8% SENIOR EXCHANGEABLE PREFERRED STOCK

              PURSUANT TO THE PROSPECTUS, DATED           , 1998.

--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. ON [          , 1998] , UNLESS
EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M.
  ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                        BY REGISTERED OR CERTIFIED MAIL;
                       BY OVERNIGHT COURIER; OR BY HAND:

                          Norwest Bank Minnesota, N.A.
                            161 No. Concord Exchange
                            South St. Paul MN 55075
                      Attention: Reorganization Department

                          BY FACSIMILE: (612) 450-4078
                      Attention: Reorganization Department

                           Telephone: (612) 450-4064

    Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

    The undersigned acknowledges that he or she has received the Prospectus,
dated           , 1998 (the "Prospectus"), of Rural Cellular Corporation, a
Minnesota corporation (the "Company"), and this Letter of Transmittal (this "Letter") which, together with the Prospectus, constitute the Company's offer (the "Exchange Offer") to exchange shares of its 11 3/8% Series B Senior Exchangeable Preferred Stock (the "New Exchangeable Preferred Stock"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for an equal number of shares of the Company's outstanding 11 3/8% Series A Senior Exchangeable Preferred Stock (the "Old Exchangeable Preferred Stock").

    For each share of Old Exchangeable Preferred Stock accepted for exchange, the holder of such share of Old Exchangeable Preferred Stock will receive a share of New Exchangeable Preferred Stock having a liquidation preference equal to that of the surrendered Old Exchangeable Preferred Stock. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. In order to extend the Expiration Date, the Company will notify the Exchange Agent of any extension by oral or written notice and will mail to the record holders of Old Exchangeable Preferred Stock an announcement thereof, each prior to 9:00 a.m., New York City Time, on the next business day after the previously scheduled Expiration Date. Such announcement may state that the Company is extending the Exchange Offer for a specified period of time.

    This Letter is to be completed by holders of Old Exchangeable Preferred Stock if (i) certificates of the Old Exchangeable Preferred Stock are to be forwarded herewith or (ii) delivery of Old Exchangeable Preferred Stock is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository

Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer" section of the Prospectus. Holders of Old Exchangeable Preferred Stock whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Exchangeable Preferred Stock into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Exchangeable Preferred Stock in accordance with the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

    The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Exchangeable Preferred Stock must complete this Letter of Transmittal in its entirety.

    List below the Old Exchangeable Preferred Stock to which this Letter relates. If the space below is inadequate, the certificate numbers and number of shares of Old Exchangeable Preferred Stock should be listed on a separate signed schedule affixed hereto.

 ---------------------------------------------------------------------------------------------
                        DESCRIPTION OF OLD EXCHANGEABLE PREFERRED STOCK
 ---------------------------------------------------------------------------------------------
                                                                  AGGREGATE        NUMBER OF
                                                                  NUMBER OF      SHARES OF OLD
                                                                SHARES OF OLD    EXCHANGEABLE
    NAME(S) AND ADDRESSES OF REGISTERED         CERTIFICATE     EXCHANGEABLE    PREFERRED STOCK
    HOLDER(S) (PLEASE FILL IN, IF BLANK)       NUMBER(S)(1)    PREFERRED STOCK    TENDERED(2)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

                                              TOTAL
-----------------------------------------------------------------------------------------------

(1) Need not be completed if shares of Old Exchangeable Preferred Stock are being tendered by book-entry transfer.

(2) Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the shares of Old Exchangeable Preferred Stock indicated in column 2. See Instruction 2.

/ /  CHECK HERE IF CERTIFICATES FOR TENDERED OLD EXCHANGEABLE PREFERRED STOCK
    ARE ENCLOSED HEREWITH.

/ /  CHECK HERE IF SHARES OF TENDERED OLD EXCHANGEABLE PREFERRED STOCK ARE BEING
    DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
    FOLLOWING:

    Name of Tendering Institution ______________________________________________

    Account Number __________________ Transaction Code Number __________________

/ /  CHECK HERE IF SHARES OF TENDERED OLD EXCHANGEABLE PREFERRED STOCK ARE BEING
    DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (For use by Eligible Institutions Only)

    Name(s) of Registered Old Exchangeable Preferred Stock Holder(s) ___________

    Window Ticket Number (if any) ______________________________________________

    Date of Execution of Notice of Guaranteed Delivery _________________________

    Name of Institution which guaranteed delivery ______________________________

    If Delivered by Book-Entry Transfer, Complete the Following:

    Account Number __________________ Transaction Code Number __________________

/ /  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENT OR SUPPLEMENTS
    THERETO:

Name: __________________________________________________________________________

Address: _______________________________________________________________________

 _______________________________________________________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Upon the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate number of shares of Old Exchangeable Preferred Stock indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Exchangeable Preferred Stock tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all rights, title and interest in and to the Old Exchangeable Preferred Stock tendered hereby.

    The undersigned hereby represents and warrants that (i) the undersigned is the owner of the Old Exchangeable Preferred Stock tendered hereby, (ii) the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Old Exchangeable Preferred Stock tendered hereby and (iii) the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents to the Company that (i) any New Exchangeable Preferred Stock acquired in exchange for Old Exchangeable Preferred Stock tendered hereby will have been acquired in the ordinary course of business of the undersigned or such other person receiving such New Exchangeable Preferred Stock, (ii) neither the holder of such Old Exchangeable Preferred Stock nor any such other person is engaged in, or intends to engage in, a distribution of such New Exchangeable Preferred Stock, or has an arrangement or understanding with any person to participate in the distribution of such New Exchangeable Preferred Stock, and (iii) neither the holder of such Old Exchangeable Preferred Stock nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

    The undersigned also acknowledges that this Exchange Offer is being made by the Company based upon the Company's understanding of an interpretation by the staff of the Securities and Exchange Commission (the "Commission") as set forth in no-action letters issued to third parties, that the New Exchangeable Preferred Stock issued in exchange for the Old Exchangeable Preferred Stock pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (1) such holders are not affiliates of the Company within the meaning of Rule 405 under the Securities Act; (2) such New Exchangeable Preferred Stock is acquired in the ordinary course of such holders' business; and (3) such holders are not engaged in, and do not intend to engage in, a distribution of such New Exchangeable Preferred Stock and have no arrangement or understanding with any person to participate in the distribution of such New Exchangeable Preferred Stock. However, the staff of the Commission has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in other circumstances. If a holder of Old Exchangeable

Preferred Stock is an affiliate of the Company and is engaged in or intends to engage in a distribution of the New Exchangeable Preferred Stock or has any arrangement or understanding with respect to the distribution of the New Exchangeable Preferred Stock to be acquired pursuant to the Exchange Offer, such holder could not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive New Exchangeable Preferred Stock for its own account in exchange for Old Exchangeable Preferred Stock, it represents that the Old Exchangeable Preferred Stock to be exchanged for the New Exchangeable Preferred Stock was acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Exchangeable Preferred Stock; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Exchangeable Preferred Stock tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus.

    Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Exchangeable Preferred Stock (and, if applicable, substitute certificates representing Old Exchangeable Preferred Stock for any Old Exchangeable Preferred Stock not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Exchangeable Preferred Stock, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Exchangeable Preferred Stock (and, if applicable, substitute certificates representing Old Exchangeable Preferred Stock for any Old Exchangeable Preferred Stock not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Exchangeable Preferred Stock."

    THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD EXCHANGEABLE PREFERRED STOCK" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE SHARES OF OLD EXCHANGEABLE PREFERRED STOCK AS SET FORTH IN SUCH BOX ABOVE.

---------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

      To be completed ONLY if certificates for Old Exchangeable Preferred Stock not exchanged and/or New Exchangeable Preferred Stock are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above, or if Old Exchangeable Preferred Stock delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

  Issue New Exchangeable Preferred Stock and/ or Old Exchangeable Preferred Stock to:
  Name(s) ____________________________________________________________________
                             (PLEASE TYPE OR PRINT)
  ____________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address ____________________________________________________________________
                              (INCLUDING ZIP CODE)

                  (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)*

  / / Credit New Exchangeable Preferred Stock or unexchanged Old Exchangeable
      Preferred Stock delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

                          BOOK-ENTRY TRANSFER FACILITY
                         ACCOUNT NUMBER (IF APPLICABLE)

  ____________________________________________________________________________
---------------------------------------------
---------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

      To be completed ONLY if certificates for Old Exchangeable Preferred Stock not exchanged and/or New Exchangeable Preferred Stock are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above, or to such person(s) at an address other than shown in the box entitled "Description of Old Exchangeable Preferred Stock" on this Letter above. Mail New Exchangeable Preferred Stock and/or Old Exchangeable Preferred Stock to:

  Name(s) ____________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  ____________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address ____________________________________________________________________
                              (INCLUDING ZIP CODE)

-----------------------------------------------------

    IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD EXCHANGEABLE PREFERRED STOCK OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                  (COMPLETE SUBSTITUTE FORM W-9 ON LAST PAGE)

     _________________________________________________________________________

       _______________________________________________________________________
                             (SIGNATURE(S) OF OWNER(S))

  Dated: _______________________________________________________________, 1998
  Area Code and Telephone Number: ____________________________________________

      If a holder is tendering any Old Exchangeable Preferred Stock, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificates for the Old Exchangeable Preferred Stock or by a Person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

  Name(s): ___________________________________________________________________

                                        ______________________________________
                             (PLEASE TYPE OR PRINT)

  Capacity: __________________________________________________________________

  Address: ___________________________________________________________________
                              (INCLUDING ZIP CODE)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

  Signature(s) Guaranteed
  by an Eligible Institution: ________________________________________________
                             (AUTHORIZED SIGNATURE)

  ____________________________________________________________________________
                                    (TITLE)

  ____________________________________________________________________________
                                (NAME AND FIRM)

  Dated: _____________________________________________________________________
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

    Forming Part of the Terms and Conditions of the Offer to Exchange Registered 11 3/8% Series B Senior Exchangeable Preferred Stock for any and all Outstanding 11 3/8% Series A Senior Exchangeable Preferred Stock of Rural Cellular Corporation.

1. DELIVERY OF THIS LETTER AND OLD EXCHANGEABLE PREFERRED STOCK; GUARANTEED DELIVERY PROCEDURES.

    This Letter is to be completed by holders of Old Exchangeable Preferred Stock either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Old Exchangeable Preferred Stock or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter, must be received at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.

    Holders of Old Exchangeable Preferred Stock whose certificates for Old Exchangeable Preferred Stock are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Exchangeable Preferred Stock pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Exchangeable Preferred Stock and the number of shares of Old Exchangeable Preferred Stock tendered, stating that the tender is being made thereby and guaranteeing that within five business days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Exchangeable Preferred Stock or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Exchangeable Preferred Stock, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within five business days after the date of execution of the Notice of Guaranteed Delivery.

    The method of delivery of this Letter, the Old Exchangeable Preferred Stock and all other required documents is at the election and risk of tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If shares of Old Exchangeable Preferred Stock are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City Time, on the Expiration Date.

    See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF OLD EXCHANGEABLE PREFERRED STOCK WHO TENDER BY BOOK-ENTRY TRANSFER).

    If less than all of the shares of Old Exchangeable Preferred Stock evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate number of shares of Old Exchangeable Preferred Stock to be tendered in the box above entitled "Description of Old Exchangeable Preferred Stock-- Number of Shares of Old Exchangeable Preferred Stock Tendered." A reissued certificate representing the balance of nontendered shares of Old Exchangeable Preferred Stock will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Exchangeable Preferred Stock delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES ON THIS LETTER; STOCK POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

    If this Letter is signed by the registered holder of the Old Exchangeable Preferred Stock tendered hereby, the signature must correspond with the name as written on the face of the certificates without any change whatsoever.

    If any shares of tendered Old Exchangeable Preferred Stock are owned of record by two or more joint owners, all such owners must sign this Letter.

    If any shares of tendered Old Exchangeable Preferred Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

    When this Letter is signed by the registered holder of the Old Exchangeable Preferred Stock specified herein and tendered hereby, no endorsements of certificates or separate stock powers are required. If, however, New Exchangeable Preferred Stock is to be issued, or any untendered Old Exchangeable Preferred Stock is to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate stock powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution.

    If this Letter is signed by a person other than the registered holder of any certificates specified herein, such certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name of the registered holder appears on the certificates, and the signatures on such certificates must be guaranteed by an Eligible Institution.

    If this Letter or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorney-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

    Endorsements on certificates for Old Exchangeable Preferred Stock or signatures on stock powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution").

    Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Old Exchangeable Preferred Stock is tendered: (i) by a registered holder of Old Exchangeable Preferred Stock (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Exchangeable Preferred Stock) tendered who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

4.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

    Tendering holders of Old Exchangeable Preferred Stock should indicate in the applicable box the name and address to which New Exchangeable Preferred Stock issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Exchangeable Preferred Stock not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Old Exchangeable Preferred Stock tendering Old Exchangeable Preferred Stock by book-entry transfer may request that shares of Old Exchangeable Preferred Stock not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder of Old Exchangeable Preferred Stock may designate hereon. If no such instructions are given, such shares of Old Exchangeable Preferred Stock not exchanged will be returned to the name and address of the person signing this Letter.

5.  TAX IDENTIFICATION NUMBER.

    Federal income tax law generally requires that a tendering holder whose shares of Old Exchangeable Preferred Stock are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery of New Exchangeable Preferred Stock to such tendering holder may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

    Exempt holders of Old Exchangeable Preferred Stock (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

    To prevent backup withholding, each tendering holder of Old Exchangeable Preferred Stock must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Exchangeable Preferred Stock is a nonresident, alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the shares of Old Exchangeable Preferred Stock are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

6.  TRANSFER TAXES.

    The Company will pay all transfer taxes, if any, applicable to the transfer of Old Exchangeable Preferred Stock to it or its order pursuant to the Exchange Offer. If, however shares of New Exchangeable Preferred Stock and/or substitute shares of Old Exchangeable Preferred Stock not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Exchangeable Preferred Stock tendered hereby, or if tendered shares of Old Exchangeable Preferred Stock are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Exchangeable Preferred Stock to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

    Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Exchangeable Preferred Stock specified in this Letter.

7.  WAIVER OF CONDITIONS.

    The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.  NO CONDITIONAL TENDERS.

    No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Exchangeable Preferred Stock, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Exchangeable Preferred Stock for exchange.

    Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Exchangeable Preferred Stock nor shall any of them incur any liability for failure to give any such notice.

9.  MUTILATED, LOST, STOLEN OR DESTROYED OLD EXCHANGEABLE PREFERRED STOCK.

    Any holder whose Old Exchangeable Preferred Stock has been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

    Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)

                    PAYOR'S NAME: RURAL CELLULAR CORPORATION

-------------------------------------------------------------------------------------------
           SUBSTITUTE             Part 1--PLEASE PROVIDE         TIN: ------------------
            FORM W-9              YOUR TIN IN THE BOX AT        Social Security number OR
     Department of Treasury       RIGHT AND CERTIFY BY           Employer identification
    Internal Revenue Service      SIGNING AND DATING BELOW               number
                                  ---------------------------------------------------------
                                  Part 2--TIN Applied for / /
  Payer's Request for Taxpayer
  Identification Number (TIN)
       and Certification
-------------------------------------------------------------------------------------------
CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

(1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that
I am subject to backup withholding as a result of a failure to report all interest and/or dividends, or (c) I have been notified by the IRS that I am no longer subject to backup withholding; and

(3) any other information provided on this form is true and correct.

Signature ---------------------------------                           Date
-------------------

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
-------------------------------------------------------------------------------------------

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

------------------------------------------------------------------------------
    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature                                   Date
------------------------------------------  ---------------------------------
------------------------------------------------------------------------------